                 MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                        MUNIHOLDINGS NEW YORK FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                               -----------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                              -------------------

                               DECEMBER 16, 1998

TO THE STOCKHOLDERS:

    Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 16, 1998 at the time specified in Exhibit A hereto for the following purposes:

    (1) To elect members of the Board of Directors of each Fund to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of the independent auditors of each Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board has fixed the close of business on October 20, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after December 2, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

                                          By Order of the Boards of Directors

                                          PHILIP M. MANDEL
                                          SECRETARY OF THE FUNDS

Plainsboro, New Jersey
Dated: October 30, 1998

                            COMBINED PROXY STATEMENT

                               -----------------

                 MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                        MUNIHOLDINGS NEW YORK FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                               -----------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS

                              -------------------

                               DECEMBER 16, 1998

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1998 Annual Meeting of Stockholders of each Fund (the "Meetings"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 16, 1998 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is October 30, 1998.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board of Directors of each Fund to serve for the ensuing year and FOR the ratification of the selection of independent auditors to serve for each Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

    The Board of Directors of each Fund has fixed the close of business on October 20, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock ("Common Stock") and auction market preferred stock ("AMPS") indicated in Exhibit A. To the knowledge of the respective Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of either Fund or five percent of the outstanding Common Stock or AMPS of either Fund at such date.

    The Board of Directors of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

    At the Meetings, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

    (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

    (2) All proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

    The Boards of Directors of the Funds know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors for such Fund may recommend.

    Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit A.

                                                               PRINCIPAL OCCUPATIONS
                                                              DURING PAST FIVE YEARS
NAME AND ADDRESS                   AGE                      AND PUBLIC DIRECTORSHIPS(1)
---------------------------------  ---   -----------------------------------------------------------------
James H. Bodurtha(1)(2)(3) ......  54    Director and Executive Vice President, The China Business Group,
  36 Popponesset Road                      Inc. since 1996; Chairman and Chief Executive Officer, China
  Cotuit, Massachusetts 02635              Enterprise Management Corporation from 1993 to 1996; Chairman,
                                           Berkshire Corporation since 1980; Partner, Squire, Sanders &
                                           Dempsey from 1980 to 1993.

Herbert I. London(1)(2)(3) ......  59    John M. Olin Professor of Humanities, New York University since
  113-115 University Place                 1993 and Professor thereof since 1980; Dean, Gallatin Division
  New York, New York 10003                 of New York University from 1976 to 1993; Distinguished Fellow,
                                           Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee,
                                           Hudson Institute since 1980 and President in 1997; Director,
                                           Damon Corp. from 1991 to 1995; Overseer, Center for Naval
                                           Analyses from 1983 to 1993; Limited Partner, Hypertech LP in
                                           1996.

Robert R. Martin(1)(2)(3) .......  71    Chairman and Chief Executive Officer, Kinnard Investments, Inc.
  513 Grand Hill                           from 1990 to 1993; Executive Vice President, Dain Bosworth from
  St. Paul, Minnesota 55102                1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities
                                           Industry Association from 1981 to 1982 and Public Securities
                                           Association from 1979 to 1980; Chairman of the Board, WTC
                                           Industries, Inc. in 1994; Trustee, Northland College since
                                           1992.

Joseph L. May(1)(2)(3) ..........  69    Attorney in private practice since 1984; President, May and
  424 Church Street                      Athens Hosiery Mills Division, Wayne-Gossard Corporation from
  Suite 2000                               1954 to 1983; Vice President, Wayne-Gossard Corporation from
  Nashville, Tennessee 37219               1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from
                                           1972 to 1989.

                                                               PRINCIPAL OCCUPATIONS
                                                              DURING PAST FIVE YEARS
NAME AND ADDRESS                   AGE                      AND PUBLIC DIRECTORSHIPS(1)
---------------------------------  ---   -----------------------------------------------------------------
Andre F. Perold(1)(2)(3) ........  46    Professor, Harvard Business School since 1989 and Associate
  Morgan Hall                              Professor from 1983 to 1989; Trustee, The Common Fund since
  Soldiers Field                           1989; Director, Quantec Limited since 1991 and TIBCO from 1994
  Boston, Massachusetts 02163              to 1996.

Arthur Zeikel(1)(3)* ............  66    Chairman of Fund Asset Management, L.P. ("FAM") and of MLAM
  P.O. Box 9011                            (which terms as used herein include their corporate
  Princeton, New Jersey                    predecessors) since 1997; President of FAM and MLAM from 1977
  08543-9011                               to 1997; Chairman of Princeton Services, Inc. ("Princeton
                                           Services") since 1997 and Director thereof since 1993;
                                           President of Princeton Services from 1993 to 1997; Executive
                                           Vice President of Merrill Lynch & Co., Inc. since 1990.

--------------------------

(1) Each of the nominees is a Director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors."

(2) Member of the Audit Committee of each Board.

(3) Please see Exhibit A for a chart, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Common Stock and AMPS, voting together as a single class.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

    COMMITTEE AND BOARD MEETINGS. The Board has a standing Audit Committee, which consists of Directors who are not "interested persons" of a Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by each Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. Neither Fund's Board of Directors has a nominating committee.

    During each Fund's last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of each Fund held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

    Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act., i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that (i) Robert R. Martin inadvertently failed to make a timely Form 3 filing with respect to the CA Fund to report his status as a Director of MuniHoldings California Insured Fund II, Inc. (the "CA Fund"), which report indicated that he owned no shares of the CA Fund and (ii) Michael L. Quinn inadvertently failed to make a timely Form 3 filing reporting his status as a Senior Vice President of FAM, which report indicated that he owned no shares of the CA Fund.

    INTERESTED PERSONS. Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund and the Chairman of FAM and MLAM.

    COMPENSATION OF DIRECTORS. FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") an annual fee plus a fee for each Board meeting attended, and each Fund also pays each member of its Audit Committee (the "Committee"), which consists of all of the non-affiliated Directors, an annual fee plus a fee for each Committee meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the Directors for each Fund's most recently completed fiscal year is set forth in Exhibit A.

    OFFICERS OF THE FUND. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of a Fund are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

    STOCK OWNERSHIP. As of the Record Date, none of the nominees held shares of either of the Funds.

    At the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of a Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of each Fund for the current fiscal year. Neither Fund knows of any direct or indirect financial interest of such auditors in the Funds. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

    D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from each applicable Fund. The Board of Directors of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

    Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

    The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. The Funds may also hire proxy solicitors at their own expense.

    In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

    All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

    With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect two Directors and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote separately as a class; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, "Selection of Independent Auditors," will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

    Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised each Fund that, except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

    The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FUND'S LAST FISCAL YEAR. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

    If a stockholder of either Fund intends to present a proposal at the 1999 Annual Meeting of Stockholders of that Fund (the 1999 Annual Meeting of each Fund is anticipated to be held in December 1999) and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 2, 1999.

                                          By Order of the Boards of Directors
                                          PHILIP M. MANDEL
                                          SECRETARY OF THE FUNDS

Dated: October 30, 1998

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

- GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                     DEFINED TERM
                                                   USED IN EXHIBIT                        STATE OF
FUND                                                      A           FISCAL YEAR END   ORGANIZATION  MEETING TIME
-------------------------------------------------  ----------------  -----------------  ------------  -------------
MuniHoldings California Insured Fund II, Inc.....      CA Fund                6/30           MD         10:00 A.M.
MuniHoldings New York Fund, Inc..................      NY Fund                6/30           MD         11:00 A.M.

                                                                                         SHARES OUTSTANDING AS OF
                                                                                              THE RECORD DATE
                                                                                         -------------------------
FUND                                                                                      COMMON STOCK     AMPS
---------------------------------------------------------------------------------------  --------------  ---------
CA Fund................................................................................      9,806,948       3,840
NY Fund................................................................................      7,556,667       3,040

- INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS

                                                             YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                                                    --------------------------------------------------------------------------
FUND                                                 BODURTHA      LONDON       MARTIN        MAY       PEROLD       ZEIKEL
--------------------------------------------------  -----------  -----------  -----------  ---------  -----------  -----------
CA Fund...........................................        1997         1997         1997        1997        1997         1997
NY Fund...........................................        1997         1997         1997        1997        1997         1997

    Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Common Stock and AMPS, voting together as a single class.

                    NOMINEES TO BE            NOMINEES TO BE ELECTED BY
    FUND      ELECTED BY HOLDERS OF AMPS   HOLDERS OF COMMON STOCK AND AMPS
------------  --------------------------  ----------------------------------
CA Fund.....      James H. Bodurtha               Herbert I. London
                    Joseph L. May                  Robert R. Martin
                                                   Andre F. Perold
                                                    Arthur Zeikel

NY Fund.....      James H. Bodurtha               Herbert I. London
                    Joseph L. May                  Robert R. Martin
                                                   Andre F. Perold
                                                    Arthur Zeikel

    Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Directors during each Fund's most recently completed fiscal year.

                                        BOARD                                AUDIT COMMITTEE
                       ---------------------------------------  -----------------------------------------   AGGREGATE
                       # MEETINGS    ANNUAL FEE    PER MEETING  # MEETINGS                    PER MEETING    FEES AND
FUND                      HELD*          ($)        FEE ($)**      HELD      ANNUAL FEE ($)    FEE ($)**   EXPENSES ($)
---------------------  -----------  -------------  -----------  -----------  ---------------  -----------  ------------
CA Fund..............       8             2,500        250           2                500         125         11,459
NY Fund..............       6             2,500        250           2                500         125         10,255

------------------------

*   Including meetings held via teleconferencing equipment.

** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

    Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Directors for the most recently ended fiscal year.

                                                                              COMPENSATION FROM FUND ($)*
                                                              -----------------------------------------------------------
FUND                                                           BODURTHA      LONDON       MARTIN        MAY      PEROLD
------------------------------------------------------------  -----------  -----------  -----------  ---------  ---------
CA Fund.....................................................       1,875        1,875        1,875       1,875      1,875
NY Fund.....................................................       1,875        1,875        1,875       1,875      1,875

------------------------

*   No pension or retirement benefits are accrued as part of Fund expenses.

    Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors for the year ended December 31, 1997.

                                                                            AGGREGATE COMPENSATION FROM FUND AND
                                                                            OTHER FAM/MLAM ADVISED FUNDS PAID TO
NAME OF DIRECTOR                                                                     DIRECTORS ($) (1)
------------------------------------------------------------------------  ----------------------------------------
James H. Bodurtha.......................................................                    148,500
Herbert I. London.......................................................                    148,500
Robert R. Martin........................................................                    148,500
Joseph L. May...........................................................                    148,500
Andre F. Perold.........................................................                    148,500

------------------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (25 registered investment companies consisting of 43 portfolios); Mr. London (25 registered investment companies consisting of 43 portfolios); Mr. Martin (25 registered investment companies consisting of 43 portfolios); Mr. May (25 registered investment companies consisting of 43 portfolios); and Mr. Perold (25 registered investment companies consisting of 43 portfolios).

    Set forth in the table below is information about the officers of each of the Funds.

                              OFFICER INFORMATION

                       NAME AND BIOGRAPHY                             AGE                OFFICE
----------------------------------------------------------------      ---      --------------------------
                                                                                                              OFFICER SINCE
                                                                                                           --------------------
                                                                                                                         NY
                                                                                                              CA        FUND
                                                                                                             FUND     ---------
                                                                                                           ---------
Arthur Zeikel                                                         66               President             1997       1997
  Chairman of MLAM and FAM since 1997; President of MLAM and FAM from 1977 to 1997; Chairman of Princeton Services since 1997 and Director thereof since 1993; President of Princeton
  Services from 1993 to 1997; Executive Vice President of
  Merrill Lynch & Co., Inc. since 1990.
Terry K. Glenn                                                        58        Executive Vice President     1997       1997
  Executive Vice President of MLAM and FAM since 1983; Executive
  Vice President and Director of Princeton Services since 1993;
  President of Princeton Funds Distributor, Inc. ("PFD") since
  1986 and Director thereof since 1991; President of Princeton
  Administrators, L.P. since 1988.
Vincent R. Giordano                                                   54         Senior Vice President       1997       1997
  Senior Vice President of FAM and MLAM since 1984; Portfolio
  Manager of FAM and MLAM since 1977; Senior Vice President of
  Princeton Services since 1993.
Kenneth A. Jacob                                                      47             Vice President          1997       1997
  First Vice President of MLAM since 1997; Vice President of
  MLAM from 1984 to 1997; Vice President of FAM since 1984.
Robert A. DiMella                                                     32             Vice President          1998       1998
  Vice President of MLAM since 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with
  Prudential Investment Advisers from 1991 to 1993.
Walter O'Connor                                                       36             Vice President          1997        --
  Director (Municipal Tax-Exempt Fund Management) of MLAM since
  1997; Vice President of MLAM from 1993 to 1997; Assistant Vice
  President of MLAM from 1991 to 1993.
Roberto W. Roffo                                                      32             Vice President           --        1997
  Vice President of MLAM since 1996 and a Portfolio Manager
  thereof since 1992.
Donald C. Burke                                                       38             Vice President          1997       1997
  First Vice President of MLAM since 1997; Vice President of
  MLAM from 1990 to 1997; Director of Taxation of MLAM since
  1990.
Gerald M. Richard                                                     49               Treasurer             1997       1997
  Senior Vice President and Treasurer of MLAM and FAM since
  1984; Senior Vice President and Treasurer of Princeton
  Services since 1993; Treasurer of PFD since 1984 and Vice
  President thereof since 1981.
Philip M. Mandel                                                      51               Secretary             1997       1997
  First Vice President of MLAM since 1997; Assistant General
  Counsel of MLPF&S from 1989 to 1997.